AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                              OFFICERS' RETIREMENT PLAN


               THIS AMENDMENT made this 25th day of March, 1997 by

          CONNECTICUT NATURAL GAS CORPORATION (the "Company") for the

          purpose of amending its Officers' Retirement Plan,

                                 W I T N E S S E T H:

               WHEREAS, the Company has adopted and maintains the Officers'

          Retirement Plan (the "Plan"); and

               WHEREAS, the Company reserved the right to amend the Plan in

          Section 11 thereof; and

               WHEREAS, the Company now wishes to amend the Plan in the

          following respects:

               NOW, THEREFORE, the Company amends the Plan as follows:

               1.   Section 15, relating to "Change of Control," as added

          by Plan Amendment dated June 27, 1995, is amended by the addition of the words "or any related corporation" after the words "of the

          Company" set forth in the parenthetical phrase in subsection

          (iii)(2) thereof; and by the addition of the following two sentences at the end thereof:

               "As used in this Section 15, the term 'Company' shall mean CTG Resources, Inc. It is intended that following the Agreement and Plan of Exchange referenced in part 2 of this Amendment, 'Change of Control' shall be determined with reference to CTG Resources, Inc."

               2.   This amendment shall be effective following the

          effective date of the Agreement and Plan of Exchange, pursuant to which the outstanding shares of CNG common stock will be

          exchanged for shares of common stock of CTG Resources, Inc.





          Nevertheless, Connecticut Natural Gas Corporation shall continue to be the Company sponsoring and maintaining the Plan.

               3.   Except as hereinabove modified and amended, the

          Officers' Retirement Plan, as amended, shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company hereby executed this

          Amendment on the date first written above.

                                        CONNECTICUT NATURAL GAS CORPORATION


                                             S/ James P. Bolduc
                                        By: ______________________________
                                            Its

































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